Exhibit 99.1

Synaptics Closes Acquisition of Renesas SP Drivers

Acquisition Accelerates Time to Market for Touch and Display Integration Products

for the Mobile Market

SAN JOSE, Calif. – September 30, 2014 — Synaptics Inc. (NASDAQ: SYNA), a leading developer of human interface solutions, today announced that it has completed its acquisition of Renesas SP Drivers, Inc. (RSP), a premier supplier of small- and medium-sized Display Driver ICs (DDICs) for smartphones and tablets. RSP’s products, technology, and engineering expertise, combined with Synaptics’ systems level expertise, enable the combined company to accelerate the adoption of high performance, cost effective touch and display driver integration (TDDI) solutions for the mobile market while also extending its leadership position in touch and DDIC products.

Through this strategic acquisition, Synaptics will now offer the industry’s broadest and deepest portfolio of display integration solutions that enable high-performance touchscreen solutions with a faster time-to-market, and a simplified supply chain. Synaptics will continue to deliver the unmatched technical leadership and real-time local engineering expertise that is highly valued by their global partners.

“Display integration is a game changer that provides a competitive advantage to our global customers,” said Rick Bergman, Synaptics CEO and President. “The addition of the leading display driver technology, along with the exceptional RSP engineering team, gives us unmatched capability to deliver on our product roadmap and expands our product portfolio offerings. We look forward to working with our global partners to deliver a full range of platform solutions to the mobile market.”

Synaptics will provide further information regarding the acquisition during its regularly scheduled earnings conference call on Thursday, October 23, 2014 (details to follow). For up-to-the-minute Synaptics news, follow @SynaCorp on Twitter. For more information on Synaptics’ products and solutions please visit www.synaptics.com.

About Synaptics

A leading developer of human interface solutions which enhance the user experience, Synaptics provides the broadest solutions portfolio in the industry. The portfolio includes Display Driver ICs (DDICs) which drive high-performance displays for smartphones and tablets. The ClearPad® family supports touchscreen solutions for devices ranging from entry-level mobile phones to flagship premium smartphones, tablets and notebook PCs. The TouchPad™ family, including ClickPad® and ForcePad®, is integrated into the majority of today’s notebook PCs. Natural ID™ fingerprint sensor technology enables authentication, mobile payments, and touch-based navigation for smartphones, tablets, and notebook computers. Synaptics’ wide portfolio also includes ThinTouch® supporting thin and light keyboard solutions, as well as key technologies for next generation touch-enabled video and display applications. (NASDAQ: SYNA) www.synaptics.com.

Statement Regarding Forward-Looking Information

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Act of 1934, as amended (the “Exchange Act”). Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 28, 2014, and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this filing.

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Synaptics, TouchPad, ClearPad, ClickPad, ForcePad, ThinTouch, Natural ID, TypeGuard and the Synaptics logo are trademarks of Synaptics in the United States and/or other countries. All other marks are the property of their respective owners.

For further information, please contact:

Nick Rottler, Synaptics,

Inc. 408-904-1820

nick.rottler@synaptics.com

Public Relations:

Starlayne Meza, Text 100 Global Communications

415-593-8431

synaptics@text100.com

Investor Relations:

Jennifer Jarman, The Blueshirt Group

415-217-5866

jennifer@blueshirtgroup.com